UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2003

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-6622	53-0261100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6110 Executive Boulevard, Suite 800, Rockville, Maryland 20852	20852
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (301) 984- 9400

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit Number
99.1	Press Release, April 21, 2003, entitled “Supplemental Data”

Item 9.  REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.1 is a copy of the Trust’s press release dated April 21, 2003 announcing the results of operations for the first quarter 2003. This information is being provided in response to Items 9 and 12 of this Form.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST (Registrant)

By:	/s/ Laura M. Franklin (Signature)

Laura M. Franklin
Senior Vice President Accounting,
Administration and Corporate Secretary

April 21, 2003

(Date)

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